SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934


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    14a-6(e)(2))
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[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                     IMATRON
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                                 [IMATRON LOGO]
                           389 OYSTER POINT BOULEVARD
                     SOUTH SAN FRANCISCO, CALIFORNIA 94080

                               -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 12, 2000

                               -----------------

     TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Imatron Inc., a New Jersey corporation (the "Company"), will be held on Friday May 12, 2000, at 10:00 a.m., local time, at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California 94080, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected and qualified.

     2. To approve the increase in the number of shares which may be issued annually pursuant to the Stock Bonus Incentive Plan from 400,000 common shares to 650,000 common shares.

     3. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on March 21, 2000 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

                                    By order of the Board of Directors,


                                    Frank Cahill
                                    Secretary

South San Francisco, California
April 13, 2000

     -----------------------------------------------------------------------
     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING,
              YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED
              PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID
                       ENVELOPE ENCLOSED FOR THAT PURPOSE.
     -----------------------------------------------------------------------

                                 [IMATRON LOGO]
                           389 OYSTER POINT BOULEVARD
                     SOUTH SAN FRANCISCO, CALIFORNIA 94080

                                -----------------

                                 PROXY STATEMENT

                                -----------------


GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Imatron Inc., a New Jersey corporation (the "Company"), for use at the Annual Meeting of shareholders to be held on May 12, 2000 at 10:00 a.m., local time, at which shareholders of record on March 21, 2000 will be entitled to vote. On March 21, 2000, the Company had issued and outstanding 101,140,347 shares of Common Stock. The Annual Meeting will be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California 94080 .

VOTING AND REVOCABILITY OF PROXIES

     All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of proxy will be voted FOR approval of all proposals in accordance with the recommendation of the Company's Board of Directors. Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office an instrument of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy or by voting the shares subject to the proxy by written ballot.

     Holders of Common Stock are entitled to vote for each share of Common Stock held. Under New Jersey law, approval of changes under the Company's Stock Bonus Incentive Plan require the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting by the shareholders entitled to vote with abstentions not counted as votes for or against. With respect to the election of directors, shareholders are entitled to cast the number of votes held by the shareholder for as many persons as there are directors to be elected. Broker non-votes and shares held by stockholders present in person or by proxy at the meeting but abstaining on a vote will be counted in determining whether a quorum is present at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional material furnished to shareholders. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company; no additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

     Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

     The Company intends to mail this proxy statement on or about April 14, 2000.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Proposals of shareholders that are intended to be presented at the Company's 2001 Annual Meeting of shareholders must be received by the Company no later than January 7, 2001 in order to be included in the proxy statement and proxy relating to that meeting.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until his death, resignation, or removal.

     There  are  eight  nominees  for  the  eight  Board   positions   currently
established pursuant to the Company's Bylaws. All nominees are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. If any director is unable to stand for re-election, the Board may reduce the Board's size or designate a substitute. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below. The eight candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

                      MANAGEMENT RECOMMENDS A VOTE FOR EACH
                    OF THE NOMINEES FOR DIRECTOR NAMED BELOW

NOMINEES

     Eight directors will be elected at the Annual Meeting to serve for one year expiring on the date of the annual meeting in 2001. Proxies can be voted for no more than eight nominees. The following table sets forth certain information regarding the Company's directors and nominees.

NAME                        AGE        EXECUTIVE POSITION        DIRECTOR SINCE
----                        ---        ------------------        --------------
Douglas P. Boyd, Ph.D       58     Chief Technology Officer;          1983
                                   Chairman of the Board
Allen M. Chozen             57                                        1999(a)
John L. Couch               59     Vice President of R&D              1983
William J. McDaniel, M.D    57                                        1997
S. Lewis Meyer              55     Chief Executive Officer            1993
Richard K. Myler, M.D       64                                        1999(a)
Terry Ross                  52     President                          1987
Aldo J. Test                76                                        1983

----------
(a)  Appointed by the Board of Directors on September 13, 1999.

     Dr. Boyd has held several positions with the Company since its inception in 1983 including Chief Executive Officer, President, Chief Technical Officer and Director. Dr. Boyd is currently Chairman of the Board and Chief Technology Officer. He has held various academic positions with UCSF for more than the past five years. Dr. Boyd also serves as a director of InVision Technologies, Inc., a company engaged in the design and manufacture of explosives detection scanners for the baggage, par-cel, and freight market, and is a member of the Compensation Committee of its board. Additionally, he serves as a director of AccuImage Diagnostics Corp., a medical imaging company based in South San Francisco, and is a member of the Compensation Committee of its board.

     Mr. Chozen has been a director of the Company since September 1999. He has been a partner at Thomas Weisel Partners since March 1999, and for two years prior thereto, Mr. Chozen was a managing director at Montgomery Securities. Before then he was private consultant.

     Dr. Couch has been a director of the Company since its inception in 1983. In May 1987 he became Vice President, Scientific Affairs. He served as Secretary from March 1990 to December 1993.

     Admiral McDaniel, a retired United States Navy Rear Admiral, was elected a director on January 28, 1997. From 1992 to 1995 he was Chief Executive Officer of Naval Medical Center, Portsmouth, Virginia, a 346 bed tertiary training medical center for the Navy. From 1995 to 1997 Admiral McDaniel was the Surgeon General of the U.S. Pacific Command. In such position he was responsible for all U.S. military contingency plans for the Pacific half of the world, including preparing for responses to wartime, natural disasters, and peacetime humanitarian relief efforts. Since 1997, Admiral McDaniel has been a consultant to the Center for Naval Analysis; a consultant to Johns Hopkins Applied Physics Laboratory; on the Board of Advisors of Alison Inc.; on the Board of Advisors of the U.S. Dental Alliance; a consultant to SmileCare; and a member of the U.S. Olympic Committee.

     Mr. Meyer was appointed President and Chief Executive Officer of the Company in June 1993. From April 1991 until joining the Company he was Vice President, Operations of Otsuka Electronics (U.S.A.), Inc., Fort Collins,
Colorado,   a   manufacturer   of  clinical  MR  systems  and   analytical   NMR
spectrometers. From August 1990 to April 1991 he was a founding partner of Medical Capital Management, a company engaged in providing consulting services to medical equipment manufacturers, imaging services providers and related medical professionals. Prior thereto he was Founder, President and Chief
Executive Officer of American Health Services Corp., (now Insight Health Services) a developer and operator of diagnostic imaging and treatment centers. Mr. Meyer is a director of Finet.com, Inc. and a member of its Compensation Committee. Until 1998, Mr. Meyer was a member of the Board of Directors of the American Electronics Association (AEA) and until 1999, he was a member of the board of BSD Corporation.

     Dr. Myler has been a director of the Company since September 1999. Since 1982, he has been a clinical professor of medicine at the University of California, San Francisco and the Medical Director of the San Francisco Heart Institute at Seton Medical Center. Since 1994, Dr. Myler has been the Director of Interventional Cardiology at the Heart Institute at Seton Medical Center and the co-director of the Cardiac Catheterization Laboratories at Seton Medical Center. He has been a consulting physician to St. Vincent Hospital.

     Mr. Ross has been a director of the Company since January 1987 and served as its Vice President, Marketing and Sales from October 1985 to December 1987. From January 1988 through November 24, 1998, Mr. Ross served as President or Chief Executive Officer of CEMAX-ICON, Inc., a privately held company engaged in the manufacture and sale of medical imaging and networking software. Effective January 1, 1999, Mr. Ross returned to the Company as its President.

     Mr. Test has been a director of the Company since its inception in 1983. He is a senior partner of the San Francisco and Palo Alto law firm of Flehr, Hohbach, Test, Albritton & Herbert where he has practiced intellectual property law for more than the past five years.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Dr. Douglas Boyd, currently Chairman of the Board and Chief Technology Officer for the Company, also serves as a director of AccuImage Diagnostics Corp. During the year ended December 31, 1999, the Company sold no products to AccuImage and purchased goods and services from AccuImage, primarily workstations and other peripherals, at competitive prices. Goods and services purchased from AccuImage during 1999 represented less than two percent (2%) of goods and services purchased by the Company during the year.

     In February 1999, the Company sold the San Francisco center of HeartScan Imaging, Inc. in an arm's length asset sale to Imaging Technology Group, a Nevada corporation. In November 1999, the Company sold the Houston and District of Columbia centers of HeartScan Imaging, Inc. to Imaging Technology Group. HeartScan Imaging, Inc. is a majority-owned subsidiary of the Company. Dr. Boyd is a minority shareholder of Imaging Technology Group, and his wife is a substantial shareholder. The sales to Imaging Technology followed a solicitation of bids by the Company from all viable purchasers in an open auction. The successful bid by Imaging Technology contained the best and most favorable terms for the Company.

     Aldo Test, a director of the Company, is a member of the law firm of Flehr, Hohbach, Test, Albritton & Herbert, which represents the Company with respect to intellectual property matters and may be expected to continue to do so in the future. The fees paid to the firm did not exceed five percent of the law firm's gross revenues for the fiscal year.

     S. Lewis Meyer, pursuant to authorization of the Board of Directors, borrowed $336,000 from the Company in June 1998 pursuant to a full-recourse promissory note bearing 5.6% simple interest, with interest payable quarterly beginning July 1, 1998. The purpose of the loan was to enable Mr. Meyer to exercise 600,000 options expiring in June 1998 granted in connection with his employment in June 1993. The loan is secured by the 600,000 shares of common stock he purchased upon exercise of the options plus other personal property. As of December 31, 1999, there was a balance of $224,000 left on the note.

     Douglas P. Boyd, pursuant to authorization of the Board of Directors, borrowed $115,000 from the Company in August 1998 pursuant to a full-recourse promissory note bearing 5.6% simple interest, with interest payable quarterly beginning October 1, 1998. The purpose of the loan was to enable Dr. Boyd to exercise 225,000 expiring options. The loan is secured by the 225,000 shares of common stock he purchased upon exercise of the options plus other personal property. Dr. Boyd paid off the note in December 1999.

     On October 29, 1999, the shareholders approved a $3,025,000 private placement to Mr. Ross. In connection with the sale, made in part pursuant to agreements previously entered into, Imatron issued 3,767,713 shares of Common Stock, 360,000 five-year warrants to purchase its Common Stock at $1.044 per share, and 2,991,027 one-year warrants to purchase its Common Stock at $1.003. The aggregate purchase price for the stock and the warrants was $3,025,000. The terms were negotiated at arms length and were approved by the Company's Board of Directors and by its Audit Committee. The purchase price per share was $0.84 and was determined based on a 10% discount from the ten-day average closing bid price for the Company's Common Stock during the period from May 5, 1999 through May 17, 1999. The Common Stock issued or issuable to Mr. Ross is not entitled to preemptive rights.

BOARD COMMITTEES AND MEETINGS

     During 1999 the Board of Directors held four meetings. The Board of Directors has a standing Audit Committee whose function is to recommend the engagement of the Company's independent accountants, approve services performed by such accountants, and review and evaluate the Company's accounting system and system of internal controls. The Audit Committee, which consists of Mr. Test, Admiral McDaniel, and Mr. Chozen (from December 10, 1999) held four meetings during the fiscal year.

     The Board of Directors has a standing Compensation Committee which makes recommendations to the Board of Directors concerning salaries and incentive compensation paid to officers; administers the Company's Stock Option Plan, including the grant of options, the Company's Stock Bonus Incentive Plan, and the Company's Employee Stock Purchase Plan; and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, which consists of Mr. Test, Admiral McDaniel, and Dr. Myler (from December 10,
1999) held four meetings during the year.

COMPENSATION OF DIRECTORS

     Aldo Test, a director of the Company, renders consulting services to the Company on a month-to-month basis for which he received compensation of $18,000 during 1999, and may be expected to do so in the future. The law firm of Flehr, Hohbach, Test, Albritton & Herbert, of which Mr. Test is a partner, represents the Company with respect to intellectual property matters and may be expected to continue to do so in the future.

     Admiral McDaniel, a director of the Company, renders consulting services to the Company on a month-to-month basis for which he received compensation of $36,000 during 1999 and may be expected to do so in the future.

     NON-EMPLOYEE DIRECTOR COMPENSATION. In connection with their services to the Company, directors who are not employees of the Company have periodically received stock options under a Non-Employee Directors' Stock Option Plan to purchase shares of Common Stock. In 1991, the shareholders approved, the 1991 Non-Employee Directors' Stock Option Plan (the "1991 Plan") authorizing the issuance of 250,000 shares of the Company's Common Stock. In 1993, the shareholders approved an increase in the number of shares reserved for issuance under the 1991 plan to 550,000 shares. In February 1998, the Board of Directors amended and restated the 1991 Plan in its entirety to, among other provisions, modify the vesting schedule contained in the prior plan and to increase the number of shares reserved for issuance thereunder to 1,000,000. The shareholders approved the 1998 Amended and Restated Non-Employee Directors' Stock Option Plan at the 1998 Annual Meeting (the "Directors' Plan"). At the 1999 Annual Meeting, the shareholders voted to approve an increase in the Directors' Plan's authorized shares from 1,000,000 to 1,500,000 shares.

     The Directors' Plan provides for the automatic grant of nonqualified options to non-employee directors. The Board believes that the success of the Company is affected by the ability of the Company to attract and retain as members of its Board of Directors knowledgeable persons of broad business or professional experience who have no employment relationship with the Company. The Directors' Plan was adopted to enhance the ability of the Company to attract and retain qualified non-employee directors, by providing eligible directors with a proprietary interest in the Company through the grant of stock options. The exercise price of the options is 85% of the fair market value of the Common Stock on the date of grant as quoted on the NASDAQ National Market System. Typically, the options granted to directors under the Directors' Plan vest pursuant to one of two schedules: immediately; or 25% per year starting with the first anniversary of the date of grant. Options granted under the Directors' Plan have a ter of ten years, and each option terminates prior to the expiration date if the optionee's service as a non-employee director terminates, or if the optionee's service continues thereafter as an employee, when that service terminates.

     The Directors' Plan is administered by the Board of Directors, which may suspend or terminate the Directors' Plan at any time. If no such termination occurs, the Directors' Plan will terminate at the end of the year 2008.

     Options may be granted only to directors of the Company who are not employees of the Company or any affiliate of the Company. The Directors' Plan provides for the automatic grant of options to purchase shares of Common Stock of the Company to non-employee directors. Each person elected for the first time to be a non-employee director automatically receives an option to purchase 40,000 shares of the Company's Common Stock. The Directors' Plan also provides that every non-employee director is to receive an option to purchase 40,000 shares on January 1st of each year if such director served continuously as such for the thirty days preceding that date.

     Under the Directors' Plan, Messrs. Myler and Chozen, upon their election as directors, each received 40,000 shares in fiscal year 1999 at an option price of $1.18 per share, and Messrs. Myler, Chozen, Test, and Admiral McDaniel each received 40,000 shares on January 1, 2000 at an option price of $2.14 per share. On January 1, 1999, Mr. Test and Admiral McDaniel received 25,000 options at a price of $1.17. In addition, directors who are not officers of the Company are eligible for reimbursement in accordance with Company policy for their expenses but not fees in connection with attending meetings of the Board of Directors and any committees thereof.

     EMPLOYEE DIRECTOR COMPENSATION. Employees who serve as directors of the Company (Dr. Boyd and Messrs. Meyer, Couch and Ross) receive no additional compensation for such service. Dr. Boyd, Mr. Meyer and Mr. Ross are also Named Executive Officers of the Company. The compensation for Dr. Boyd, Mr. Meyer and Mr. Ross is reflected in the Summary Compensation Table contained elsewhere in this statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information regarding the ownership of the Company's voting securities as of March 21, 2000 by (i) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities; (ii) each director; (iii) each named executive officer; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS(A)

                                          AMOUNT OF DIRECT
TITLE OF       NAME AND ADDRESS OF           BENEFICIAL       PERCENT OF
 CLASS           BENEFICIAL OWNER            OWNERSHIP         CLASS(B)
--------       -------------------           ----------       ----------
Common         Marukin Corporation(c)        5,471,617           5.4%
Common         Terry Ross(d)                 7,445,190(e)        7.4%

(a)  Security  ownership   information  for  beneficial  owners  is  taken  from
     statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the company.

(b) Calculation based on 101,140,347 shares of Common Stock outstanding as of March 21, 2000.

(c)  Marukin Corporation, 6, Rokuban-Cho Chiyoda-Ku, Tokyo 10

(d)  389 Oyster Point Boulevard, So. San Francisco, Californi 94080.

(e) Includes 3,844,163 shares owned directly, 50,000 shares issuable upon the exercise of stock options, which may be acquired within 60 days from March 21, 2000, and 3,551,027 shares issuable upon the exercise of warrants, which may be acquired within 60 days from March 21, 2000.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The table below presents the security ownership of the Company's Directors and Named Executive Officers.

NAME OF BENEFICIAL OWNER BENEFICIAL OWNERSHIP(A)(B) PERCENT OF CLASS(C)


                                         AMOUNT AND NATURE
TITLE OF            NAME OF                 OF BENEFICIAL        PERCENT OF
 CLASS           BENEFICIAL OWNER          OWNERSHIP(A)(B)        CLASS(C)
--------       -------------------      ----------------------   ----------
Common         Douglas P. Boyd, Ph.D           1,957,569(d)
Common         Gary H. Brooks                     28,704(e)            *
Common         Frank Cahill                       50,000(f)(m)         *
Common         Allen M. Chozen                    80,000(f)            *
Common         John L. Couch                      70,875(g)            *
Common         William J. McDaniel, M.D.         128,750(h)            *
Common         S. Lewis Meyer                    343,406(i)            *
Common         Richard K. Myler, M.D.            120,000(j)            *
Common         Terry Ross                      7,445,190(k)         7.4%
Common         Aldo Test                         141,250(l)            *
Common         All Directors and
               Executive Officers as a Group  10,365,744           10.3%

----------
*    Does not exceed 1% of the referenced class of securities

(a)  Ownership is direct unless indicated otherwise.

(b) Includes shares beneficially owned which may be acquired within 60 days from March 21, 2000.

(c) Calculation based on 101,140,347 shares of Common Stock outstanding as of March 21, 2000.

(d) Includes 1,929,441 shares owned directly and 28,128 shares issuable upon the exercise of stock options.

(e) Includes 25,237 shares owned directly and 3,467 shares issuable upon the exercise of stock options. Mr. Brooks was the Company's Chief Financial Officer through August 31, 1999.

(f)  All shares are issuable upon the exercise of stock options.

(g) Includes 27,000 shares owned directly and 43,875 shares issuable upon the exercise of stock options.

(h) Includes 20,000 shares owned directly and 108,750 shares issuable upon the exercise of stock options.

(i) Includes 225,906 shares owned directly and 117,500 share issuable upon the exercise of stock options.

(j) Includes 40,000 shares owned directly and 80,000 shares issuable upon the exercise of stock options.

(k) Includes 3,844,163 shares owned directly, 50,000 shares issuable upon the exercise of stock options, and 3,551,027 shares issuable upon the exercise of warrants.

(l) Includes 20,000 shares owned directly and 121,250 shares issuable upon the exercise of stock options.

(m)  Mr.  Cahill  was  appointed  the  Company's  Vice   President--Finance  and
     Administration, Chief Financial Officer and Secretary on January 26, 2000.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF NAMED EXECUTIVES

     The Summary Compensation Table shows certain compensation information for each person who served as Chief Executive Officer during the year and the other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for services rendered in all capacities during fiscal year 1999 (collectively referred to as the "Named Executive Officers"). Compensation data is shown for the fiscal years ended December 31, 1999, 1998, 1997. This information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------
                                                                LONG-TERM
                                  ANNUAL COMPENSATION      COMPENSATION AWARDS

                                                                       ALL OTHER
NAME AND                                                   STOCK       COMPENSA-
PRINCIPAL POSITION          YEAR   SALARY(A)   BONUS      OPTIONS(#)    TION(C)
------------------          ----   ---------   -----      ----------   ---------

Douglas P. Boyd             1999   $182,000      --          --        $  4,750
  Chairman of the Board     1998    182,000      --        75,008(b)      4,750
                            1997    174,300      --          --           4,750
S. Lewis Meyer              1999    234,000      --       960,000         4,750
  Chief Executive Officer   1998    234,000      --       100,000(b)      4,750
                            1997    221,500      --          --           4,750
Terry Ross(d)               1999    200,000   $167,135    300,000            --
  President
Gary H. Brooks              1999    103,961      --          --           3,796
  Vice President and        1998    144,000      --        50,000(b)      4,320
  Chief Financial Officer   1997    137,000      --          --           4,020
  (through 8/31/99)
--------------------------------------------------------------------------------

(a) Amounts shown include cash and non-cash compensation earned with respect to the year listed.

(b) Represents the number of options granted by the Board of Directors on February 24, 1998 at 100% of the closing price of a share of Company stock on that date, and subsequently repriced and regranted on October 23, 1998.

(c)  Represents the Company's matching contributions to its 401(k) plan.

(d) Mr. Ross was appointed President on January 1, 1999. Pursuant to Mr. Ross' employment agreement, he receives an annual base salary of $200,000 and an annual commission in the amount of 0.5% of product and upgrade sales revenue paid monthly

INCENTIVE AND REMUNERATION PLANS

     STOCK BONUS INCENTIVE PLAN. In 1988, the shareholders of the Company approved the adoption of a Stock Bonus Incentive Plan ("Stock Bonus Plan"). The Stock Bonus Plan was adopted to reward participants for past services and to encourage them to remain in the Company's service. The Stock Bonus Plan was amended and restated by the Board in 1996 and is administered by the Compensation Committee of the Board of Directors, which presently consists of Mr. Test, Dr. Myler, and Admiral McDaniel. The Committee has exclusive authority to act on the following matters: selection of the persons among the eligible participants (which consists of all employees, including officers and directors of the Company, and consultants to the Company) who are to participate in the Stock Bonus Plan; the determination of each participant's stock bonus opportunity and actual bonus; changes in the Stock Bonus Plan; and all other actions the Committee deems necessary or advisable to administer the Stock Bonus Plan.

     The total number of shares of Common Stock which may be issued under the Stock Bonus Plan is 2,200,000 shares, with no more than 400,000 shares available for issuance in any single calendar year. This number of shares available for issuance in any single year will increase to 650,000 shares if approved by the shareholders. (SEE PROPOSAL TWO OF THIS STATEMENT.)

     In addition, the Compensation Committee has authorized additional bonus opportunities for participants based on the participant achieving specific corporate objectives. The bonus opportunity for each participant is expressed as a percentage of base salary, with a maximum bonus opportunity of 40% of base salary. The number of shares of Common Stock to be issued is determined by dividing the bonus award by the market price for the Common Stock on the issuance date.

     No participant is eligible to receive a bonus award unless such participant is either employed by the Company or providing consulting services to the Company on the last day of the calendar year to which the bonus relates. During the 1999 fiscal year, 644,173 shares were granted to all employees under the Stock Bonus Plan of which no shares were granted to any Named Executive Officer.

STOCK PARTICIPATION AND OPTION PLANS

     1994 EMPLOYEE STOCK PURCHASE PLAN. In 1993 the directors approved the adoption of the 1994 Employee Stock Purchase Plan (the "Plan"). The Plan was approved by the shareholders at the 1994 Annual Meeting and became effective January 1, 1994. All employees, including Named Executive Officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares. The Plan replaced the Company's 1984 Employee Stock Participation Plan which expired January 17, 1994. The Plan is intended to qualify under
Section 423 of the Internal Revenue Code of 1986, as amended, but it is not subject to the provisions of ERISA.

     The purposes of the 1994 Plan are to induce persons of outstanding ability and potential to join and remain with the Company, to provide an incentive for such employees to expand and improve the profits and prosperity of the Company by enabling such person to acquire proprietary interests in the Company, and to attract and retain key personnel by providing employees the opportunity to purchase shares of the Company's common stock. The maximum aggregate number of shares to be offered under the Plan is 2,300,000 shares of the Company's Common Stock. In fiscal year 1999, 244,902 shares of the Company's Common Stock were issued under the Plan.

     All employees who are regular employees of the Company, and who are customarily employed for at least 20 hours per week are eligible to participate in the Plan. The first Offering Period began January 1, 1994 and ran through March 31, 1996. The second Offering Period began April 1, 1996 and ran through
June 30, 1998. The third Offering Period began July 1, 1998 and runs through September 30, 2000. Each Interim Offering Period is a calendar quarter. As of March 21, 2000, a total of 204 employees met the eligibility requirements under the Plan.

     Eligible employees are offered the opportunity to purchase Common Stock by means of payroll deductions of 2%, 4%, 6%, 8% or 10% of compensation. The specific percentage selected is at the employee's option, up to a yearly maximum established from time to time (currently established at $7,000) of the fair market value of the Stock, determined on the Offering Date, and so long as the participant would not own 5% or more of the voting power of the Company's stock following the purchase. Each participant may begin participation in the Plan at the beginning of the Offering Period or any Interim Offering Period, may decrease but not increase participation during the Offering Period, and may terminate participation in the Plan before the end of any Interim Offering Period, all subject to certain notice and filing requirements.

     Administration of the Plan is by the Company's Board, or Compensation Committee by delegation. The Committee is comprised of at least two members of the Company's Board, each of whom must be disinterested as defined in Securities and Exchange Commission regulations. The Committee has the powers of the Board pursuant to the Plan, including the power to determine questions of policy and expediency that may arise in the administration of the Plan, all subject to the provisions of the Plan. Members of the Committee receive no compensation for their services in connection with the administration of the Plan.


     The price for the shares purchased pursuant to the Plan is equal to 85% of the fair market value of the shares on either the Offering Date (or date of entry for new or re-enrolling employees) or the last day of each Interim Offering Period, whichever is less. The funds contributed by the participant earn no interest while they are being held by the Company.

     To participate in the Plan, employees must submit the appropriate documentation authorizing deductions from payroll in specified amounts to the Company prior to the Offering Period or Interim Offering Period. Funds deducted during the quarter are used to purchase shares of the Company's Common Stock, the number of which is determined (in whole shares) on the final day of that quarter by dividing the amount in the participant's Plan Account by the purchase price of the stock as determined above. Participants receive certificates quarterly for all shares purchased during that quarter. They may retain the certificated shares or sell them in the open market or otherwise, subject to securities and tax law restrictions. Upon termination of employment, participants will receive certificates evidencing previously purchased shares and a return of any balance remaining in the participant's account on the date of termination.

     The Board reserves the right to amend or discontinue the Plan, provided that no participant's existing rights are adversely affected, and provided further that without Shareholder approval, no amendment will be effective: (1) increasing the aggregate number of shares authorized for purchase under the Plan or to be purchased by any participant; (2) materially changing the requirements for eligibility to participate, or reducing the purchase price formula in the Plan, or materially increasing the benefits accruing to participants under the Plan; (3) extending the term of the Plan; or (4) otherwise modifying the Plan if the modification requires shareholder approval to satisfy applicable statutes or Internal Revenue Service and/or Securities and Exchange Commission regulations.

     1993 STOCK OPTION PLAN. The Company's 1993 Stock Option Plan, which was approved by the Shareholders at the 1993 Annual Meeting (the "Option Plan"), is intended to advance the interests of the Company by inducing persons of outstanding ability and potential to join and remain with the Company by enabling them to acquire proprietary interests in the Company. The Option Plan succeeded the 1983 Stock Option Plan which expired in 1993. The Option Plan covers an aggregate of 11,500,000 shares of Common Stock. As of March 21, 2000, options to purchase 7,849,360 shares of common stock had been granted since the Company instituted the Option Plan.

     The  Option  Plan  provides  for the  granting  of two  types  of  options:
"incentive stock options" and "nonstatutory stock options." The incentive stock options (but not the nonstatutory stock options) are intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended. The 1993 Option Plan is not qualified under Section 401(a) of the Internal Revenue Code nor is it subject to the provisions of ERISA.

     Options may be granted under the Option Plan to all full-time regular employees including officers, directors (if employees) and consultants of the Company; provided, however, that incentive stock options may not be granted to any non-employee director or consultant. As of March 21, 2000 approximately 204 employees were eligible to participate in the Option Plan.

     The Compensation Committee of the Board of Directors administers the Option Plan. The Committee has the power, subject to the provisions of the Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, and the other terms of the options.

     The maximum term of each option is ten years. Incentive Stock Options (ISO) granted under the Plan generally vest in sixteenths, one-sixteenth each quarter of a year over a four year period following the date of grant. Non-Statutory Options (NSO) granted under the Plan generally vest annually over a four-year period following the date of grant. The exercise price of all nonstatutory stock options granted under the Option Plan must be at least equal to 85% of the fair market value of the underlying stock on the date of grant.

     The exercise price of all incentive stock options granted under the Option Plan must be at least equal to the fair market value of the underlying stock on the date of grant.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the options granted during the last fiscal year to each of the Named Executive Officers of the Company:



                                       Option Grants In Last Fiscal Year
---------------------------------------------------------------------------------------------------------------
                                  INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                           ANNUAL RATES OF STOCK PRICE
                                                                         APPRECIATION FOR OPTION TERM(B)
---------------------------------------------------------------------------------------------------------------
                     NUMBER OF
                     SECURITIES    % OF TOTAL
                     UNDERLYING    GRANTED TO
                      OPTIONS       EMPLOYEES      EXERCISE OR
                      GRANTED       IN FISCAL       BASE PRICE     EXPIRATION
NAME                     (#)         YEAR(A)        ($)/SHARE         DATE             5%              10%
----                 ----------    ----------      -----------     ----------      ----------       -----------
Lewis Meyer(c)         960,000        29.9%         $2.19           12/10/09       $1,322,188       $2,107,227
Terry Ross(d)          300,000         9.3%         $1.13           01/01/09          213,195          540,279

----------
(a)  Based on 3,211,742 options granted to all employees in fiscal year 1999.

(b) Pursuant to the rules of the Securities and Exchange Commission, the dollar amounts set forth in these columns are the result of calculations based on the set rates of 5% and 10%, and therefore are not intended to forecast possible future appreciation, if any, of the price of the Common Stock.

(c)  Granted on December 10, 1999 and vest quarterly over three years.

(d) Pursuant to Mr. Ross' employment agreement, dated Januar 5, 1999, 125,000 vest quarterly over the first 12 months of employment, 125,000 vest quarterly over the second 12 months of employment, and 50,000 vest quarterly in the event Mr. Ross serves for a third 12 months of employment.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table sets forth the options exercised during the last fiscal year by Named Executive Officers of the Company:


                     Aggregated Options Exercised and Option Values in Fiscal Year 1999
----------------------------------------------------------------------------------------------------------
                                                      NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN
                                                     UNDERLYING UNEXERCISED        THE MONEY OPTIONS AT
                                                     OPTIONS AT YEAR-END (#)            YEAR-END ($)
                   SHARES ACQUIRED     VALUE
NAME                ON EXERCISE(#)   REALIZED($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----               ---------------   -----------    -------------------------    -------------------------
Terry Ross             31,250          $53,719           150,000/225,000             $328,125/$546,875
Gary Brooks            35,000         $111,164             15,000/40,000              $37,500/$100,000


COMPENSATION COMMITTEE REPORT

     This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of Imatron's Chief Executive Officer and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program. None of the members of the Committee are eligible to receive awards under the Company's incentive compensation programs.

     Imatron's executive compensation program is designed to motivate, reward, and retain the management talent needed to achieve its business objectives and maintain its competitiveness in the medical imaging industry. It does this by utilizing competitive base salaries that recognize a philosophy of career continuity and by rewarding exceptional performance and accomplishments that contribute to the Company's success.

                    COMPENSATION PHILOSOPHY AND OBJECTIVE

     The philosophical basis of the compensation program is to pay for performance and the level of responsibility of an individual's position. The Committee finds greatest value in executives who possess the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the named executive officers and the Chief Executive Officer, are based on the same criteria. These include quantitative factors that directly improve the Company's short-term financial performance, as well as qualitative factors that strengthen the Company over the long term, such as demonstrated leadership skills and the ability to deal quickly and effectively with difficulties which sometimes arise.

     The Committee believes that compensation of Imatron's key executives should:

          o    Link rewards to business results and stockholder returns;

          o Encourage creation of stockholder value and achievement of strategic objectives;

          o Maintain an appropriate balance between base salary and short-and long-term incentive opportunity;

          o Attract and retain, on a long-term basis, highly qualified executive personnel; and

          o Provide total compensation opportunity that is competitive with that provided by competitors in the medical imaging industry, taking into account relative company size and performance as well as individual responsibilities and performance.

                     KEY ELEMENTS OF EXECUTIVE COMPENSATION

     Imatron's executive compensation program consists of three elements: Base Salary, Short-Term Incentives and Long-Term Incentives. Payout of short-term incentives depends on corporate performance measured against annual objectives and overall performance. Payout of the long-term incentives depends on performance of Imatron stock, both in absolute and relative terms.

BASE SALARY

     A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.

SHORT-TERM INCENTIVES

     Short-term awards to executives are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise, and management skills.


     CASH BONUS PROGRAM. From time to time, the Committee adopts an Executive Officer Cash Bonus Program, pursuant to which executive officers are eligible to receive a bonus from a pool consisting of a set percentage of net profits from that particular fiscal year. The Committee allocates to each executive officer a percentage of the bonus pool. For the year 1999 the Committee did not adopt a Cash Bonus Program.

     STOCK BONUS INCENTIVE PLAN. In 1988 the shareholders approved the adoption of the 1987 Stock Bonus Incentive Plan, which was subsequently updated and amended in 1996 and in 1999. Under the terms of the Stock Bonus Plan, the Committee may award shares of the Company's Common Stock to employees, including executive officers. In 1999, no stock bonus awards were made to any executive officer.

LONG-TERM INCENTIVES

     Long-term incentive awards provided by shareholder-approved compensation programs are designed to develop and maintain strong management through share ownership and incentive awards. During 1999, the Compensation Committee awarded 300,000 and 960,000 options to the President and the Chief Executive Officer, respectively, as set forth on the above chart.

     STOCK OPTION PLAN. In 1994, the shareholders approved the adoption of the 1993 Stock Option Plan (which replaced the 1983 Stock Option Plan). In 1995, the directors and shareholders approved an increase in the number of shares reserved under the Option Plan from 3,000,000 shares to 5,500,000 shares, which number was increased to 11,500,000 shares at the 1999 Annual Meeting. At the sole discretion of the Committee, eligible officers and employees periodically receive options to purchase shares of the Company's Common Stock pursuant to the Option Plan. The value of the options depends entirely on appreciation of Imatron stock. Grant of options depends upon quarterly and annual Company performance, as determined by review of qualitative and quantitative factors.

     EMPLOYEE STOCK PURCHASE PLAN. In 1994 the directors and shareholders approved the adoption of the 1994 Employee Stock Purchase Plan. All employees, including executive officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares. The Plan became effective January 1, 1994.

1999  COMPENSATION

     Total revenue, net product revenue, scanner shipments and total assets for the year ended December 31, 1999 increased from the prior fiscal year, but HeartScan Imaging, Inc., the Company's majority-owned subsidiary, sustained losses, albeit substantially less than those sustained during the prior fiscal year. Nevertheless, compensation levels during 1999 were principally driven by a highly competitive market in San Francisco and Silicon Valley, particularly for personnel with engineering and technical training. As a consequence, compensation for such personnel increased approximately 3% to 5%.

     Effective January 1, 1999, at the recommendation of the Chief Executive Officer, the Board adopted a freeze on the base salaries of all executive officers, including the Chief Executive Officer. The salary freeze will remain in effect until the Board determines that such action should be revised or terminated.

                    1999 CHIEF EXECUTIVE OFFICER COMPENSATION

     Effective January 1, 1997, Mr. Meyer's base salary was increased from $205,000 to $215,250. Effective January 1, 1998, it was increased to $228,000. All of these adjustments reflect modest cost of living increases. The Committee believes that the base salary and other terms and conditions of his employment are consistent with the foregoing philosophy and objectives and reflect the scope and level of his responsibilities.

Members of the Compensation Committee

William J. McDaniel,  M.D.
Aldo J. Test
Richard K. Myler, M.D.

--------------------------------------------------------------------------------

SHARE INVESTMENT PERFORMANCE

     The following graph compares the total return performance of the Company for the periods indicated with the performance of the NASDAQ Index (presented on a dividends reinvested basis) and the performance of the Hambrecht & Quist Technology Index. The Company's shares are traded on the NASDAQ National Market System under the symbol "IMAT". The Hambrecht & Quist Technology Index is comprised of the publicly traded stocks of 200 technology companies and includes companies in the electronics, medical and related technology industries. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.


                                PERFORMANCE GRAPH

[THE FOLLOWING IS A LINE GRAPH IN ITS PRINTED PIECE.]

<PLOT POINT NEEDED>


YEAR                           1994    1995     1996     1997     1998     1999
----                           ----    ----     ----     ----     ----     ----
Imatron Inc.                    100     183      303      211      126      229
NASDAQ Stock Market             100     141      174      213      300      542
H&Q Technology Index            100     150      186      218      339      757


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS


     S. Lewis Meyer became President and Chief Executive Officer of the Company in June 1993. In connection with such employment, the Company entered into an Executive Employment Agreement with Mr. Meyer providing for an initial term ending December 31, 1994 and continuing for rolling six month periods thereafter (filed as an Exhibit to Annual Report on Form 10-K for 1993.) Pursuant to the agreement, in the event of his termination, Mr. Meyer is entitled to receive six months of compensation at the annual salary rate then in effect.

     Terry Ross became President of the Company on January 1, 1999. The Company entered into a two-year employment agreement with Mr. Ross dated January 5, 1999, which provides for an annual base salary of $200,000 and an annual commission in the amount of 0.5% of product and upgrade sales revenue paid monthly. Pursuant to the Agreement, Mr. Ross received (i) a warrant to purchase 200,000 shares of Common Stock at an exercise price of $1.375 per share, 100,000 shares of which vest on the date 6 months after commencement of employment, with the remaining 100,000 shares vesting on the date 12 months after employment commences; and (ii) an option to purchase 300,000 shares of Common Stock at an exercise price of $1.13 per share, 125,000 shares of which vest quarterly over the first 12 months of employment, 125,000 shares of which vest quarterly over the second 12 months of employment, and 50,000 shares of which vest quarterly in the event Mr. Ross serves for a third 12 months of employment.

     In connection with his employment, the Company and Mr. Ross have an understanding that if his employment terminates within the first 24 months of employment for any reason other than termination for cause or voluntary resignation, he will be entitled to: salary and benefits that would have been payable for the greater of twelve months or the then balance from the termination date to 24 months; immediate vesting of options and warrants granted in connection with his employment; and an exercise period regarding those options and warrants of two years from the date of termination.

REPORT ON REPRICING OF OPTIONS/SARS

     Effective February 24, 1998, the Compensation Committee of the Board of Directors repriced all options previously granted to employees pursuant to the Company's 1993 Stock Option Plan to the lesser of the actual grant price or 100% of the closing price of a price of the Company's common stock on that date, which price was subsequently determined to be $2.56. This repricing applied to all employees equally, including Named Executive Officers, to the extent that they held options previously granted under the 1993 Plan. Pursuant to this repricing, the Company repriced 760,597 options previously granted to employees. Named Executive Officers held none of the repriced options.

     Thereafter, effective October 23, 1998, the Board of Directors approved a resolution pursuant to which all optionholders, including Named Executive
Officers, were given the option of returning to the Company any outstanding option having an exercise price of greater than $1.50 for cancellation and repricing at $1.50, which was 100% of the closing price of a share of the Company's common stock as of that date. Pursuant to this repricing, the Company cancelled and regranted 1,158,992 options previously granted to employees, of which 100,000, 75,008 and 50,000 respectively were granted to Messrs. Meyer, Boyd and Brooks. Pursuant to the October 23, 1998 repricing option, the vesting schedule with respect to any options cancelled and thereupon regranted for a ten year term at an exercise price of $1.50 began anew with a new original grant date of October 23, 1998.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                    NUMBER OF     MARKET
                                    SECURITIES    PRICE       EXERCISE
                                      UNDER      OF STOCK       PRICE        NEW       LENGTH OF
                                     OPTIONS     AT TIME OF   AT TIME OF   EXERCISE     ORIGINAL
NAME                    DATE         REPRICED    REPRICING    REPRICING    PRICE($)   OPTION TERM
----                    ----        ----------   ----------   ----------   --------   -----------
Douglas P. Boyd        10/23/98       75,008       $1.50        $2.56       $1.50       2/24/08

S. Lewis Meyer         10/23/98      100,000       $1.50        $2.56       $1.50       2/24/08

Gary H. Brooks         10/23/98       50,000       $1.50        $2.56       $1.50       2/24/08

     The basis of the regrant to all employees, including to the above Named Executive Officers, was the opinion of the Compensation Committee that this method provided employees with the greatest amount of incentive to increase the value of the Company.

FILINGS BY DIRECTORS, EXECUTIVE OFFICERS AND TEN PERCENT HOLDERS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that three reports were not timely filed. Mr. Meyer and Dr. Boyd were four days late filing a Form 4 beneficial ownership report, and Mr. Test was one day late filing a Form 4 report.

                                  PROPOSAL TWO
        TO APPROVE THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED TO BE
           ISSUED PURSUANT TO THE EMPLOYEE STOCK BONUS INCENTIVE PLAN

     The  following  is a summary of the  material  features of the Imatron Inc.
Stock  Bonus  Incentive  Plan,  as  amended,   including  amendments  for  which
shareholder approval is being requested.

PROPOSAL

     In May 1987, the Company adopted the 1987 Stock Bonus Incentive Plan ("Stock Bonus Plan") to enable the Company to award stock bonuses to select employees as a reward for past services and to encourage them to remain with the Company. The shareholders approved the Stock Bonus Plan in 1988. In October 1996, the Company amended and restated the Stock Bonus Plan, deregistered all unsold shares of common stock issuable under the Plan, and filed a new registration statement as to such unsold shares. At the 1999 Annual Meeting, the shareholders approved an amendment increasing the number of shares authorized to be issued pursuant to the Plan from 1,200,000 common shares to 2,200,000 common shares, with no more than 400,000 shares available for issuance in any single calendar year. On August 1, 1999, the Board amended the Stock Bonus Plan to increase the number of shares available for issuance in any single year to 650,000. At the Annual Meeting, the shareholders are being requested to consider and approve this increase. The remaining provisions of the Stock Bonus Plan remain unchanged from the 1996 amendments. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval.

                 MANAGEMENT RECOMMENDS A VOTE "FOR" PROPOSAL TWO

PURPOSE

     The purpose of the Stock Bonus Plan is to enable the Company to reward past services of selected employees with bonuses consisting of common stock and to encourage them to remain in the Company's service, as well as to provide the Company with a valuable tool for recruitment and retention of managers and employees of outstanding ability in the current competitive marketplace.

ADMINISTRATION

     The Plan is administered by the Compensation Committee of the Board of Directors, which determines the meaning and application of the Plan's provisions, selects employees, including officers, and consultants who participate; determines each participant's stock bonus award; waives or changes any of the Plan's conditions; adopts or amends rules and guidelines relating to the Plan; and takes other actions deemed necessary to administer the Plan.

ELIGIBILITY

     Any consultant or employee currently providing services is eligible to receive a bonus. The Committee selects participants whom it believes are in a position to contribute materially to the attainment of the Company's goals and objectives. Actual awards are made to reward participants for helping the Company meet annual business plan goals through a high level of goal oriented performance which exceeds that normally expected for which the participant is regularly paid a salary.

BONUS AWARDS

     Participants are eligible to receive up to a maximum bonus of 40% of the participant's salary. The Committee determines any participant's actual stock bonus award, if any. Participants receiving stock valued at less than $3,000 are issued stock as soon as practicable following the award. Bonuses of stock valued at greater than that amount are issued within 60 days thereafter. Distributions of bonus shares are made from authorized but unissued shares. Participants must be currently employed or providing consulting service to the Company at the time of the bonus award.

SHARES SUBJECT TO THE PLAN

     The total number of shares of the Company's Common Stock which may be issued under the Plan may not exceed 2,200,000 shares, subject to stock split, recapitalization or similar change in corporate structure. If the shareholders approve the proposal, in no event may the Company make more than 650,000 shares per year available for issuance pursuant to bonus awards in any fiscal year.

                                 PROPOSAL THREE
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected KPMG LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2000. KPMG LLP has audited the Company's financial statements since 1997. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on this proposal is required to ratify the appointment of the independent auditors.

             MANAGEMENT RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
               THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS

OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


                                     By order of the Board of Directors,

                                     Frank Cahill
                                     Secretary

April 13, 2000

                                  IMATRON INC.
                     PROXY SOLICITED BY BOARD OF DIRECTORS
               FOR ANNUAL MEETING OF SHAREHOLDERS--MAY 12, 2000

Douglas P. Boyd and S. Lewis Meyer, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned with all powers which the undersigned would possess if personally present, to vote the securities of the undersigned at the annual meeting of shareholders of IMATRON INC. to be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California, at 10:00 a.m. local time on Friday, May 12, 2000, and at any postponements or adjournments of that meeting as set forth below, and in their discretion upon any other business that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSALS ONE, TWO AND
THREE:

   1. To elect directors to hold office until the 2001 annual meeting of shareholders or until their successors are elected.

      [_]  FOR all nominees              [_]  WITHHOLD AUTHORITY
             listed below                       to vote for all nominees
             (except as marked below)           listed below

      Douglas P. Boyd    William J. McDaniel    Richard K. Myler      Terry Ross
      John L. Couch      S. Lewis Meyer         Allen M. Chozen       Aldo Test


TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE THAT NOMINEE'S NAME FROM THE LIST ABOVE:
--------------------------------------------------------------------------------

   2. To approve the increase in the number of shares authorized to be issued in any single year pursuant to the Stock Bonus Incentive Plan.

      [_]  FOR          [_]  AGAINST          [_]  ABSTAIN

   3. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

      [_]  FOR          [_]  AGAINST          [_]  ABSTAIN


                                                         (cont. on reverse side)

The undersigned hereby acknowledges receipt of (a) Notice of Annual Meeting of Shareholders to be held May 12, 2000, (b) the accompanying Proxy Statement, and
(c) the annual report of the Company for the year ended December 31, 1999. If no specification is made, this proxy will be voted FOR proposals one, two and three.


                                             Date:_______________________ , 2000

                                             ___________________________________

                                             ___________________________________

                                             Please  sign  exactly as  signature
                                             appears   on   this   proxy   card.
                                             Executors, administrators, traders,
                                             guardians, attorneys-in-fact,  etc.
                                             should give their full  titles.  If
                                             signer  is  a  corporation,  please
                                             give full corporate name and have a
                                             duly   authorized   officer   sign,
                                             stating  title.  If a  partnership,
                                             please sign in partnership  name by
                                             authorized   person.  If  stock  is
                                             registered   in  two  names,   both
                                             should sign.